UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2021

BrandywineGLOBAL —

CORPORATE CREDIT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s objective is high current income consistent with the preservation of capital over a five-year time horizon.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Corporate Credit Fund for the twelve-month reporting period ended December 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

The Fund acquired the assets and liabilities of Diamond Hill Corporate Credit Fund, a series of the Diamond Hill Funds (the “Predecessor Fund”) on July 30, 2021. As a result of the reorganization, the Predecessor Fund is the accounting survivor and the Fund is the legal entity successor. The Fund has the same portfolio managers, the same investment objective, and substantially similar principal investment strategies as the Predecessor Fund.

II	BrandywineGLOBAL — Corporate Credit Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2022

BrandywineGLOBAL — Corporate Credit Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s objective is to seek high current income consistent with the preservation of capital over a five-year time horizon. Under normal market conditions, the Fund intends to provide exposure to corporate debt securities by investing at least 80% of its net assets in a diversified portfolio of corporate debt securities including those rated investment grade, below investment grade, or are unrated. Below investment grade securities are securities rated below Baa/BBB assigned by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) or unrated securities determined by us at Brandywine Global Investment Management, LLC, the Fund’s subadviser, to be of comparable credit quality. These investments are also known as “junk bonds,” “high yield bonds,” and “non-investment grade bonds”. Such securities may be public or privately placed U.S. dollar denominated debt securities issued by U.S. and non-U.S. companies (which may include companies in emerging markets) of any size, which we believe represent an attractive investment opportunity.

Under normal circumstances, the Fund will maintain a dollar-weighted effective duration of less than five years, although it may invest in individual fixed income securities with effective durations in excess of five years. Effective duration seeks to measure the expected sensitivity of market prices to changes in interest rates.

In addition to corporate bonds, the Fund may invest in other securities such as trust preferred securities, convertible securities, preferred stock, equity securities, U.S. Government and Agency securities, and mortgage or asset-backed securities.

The Fund will not typically invest more than 10% of its assets in securities rated at or below Caa1 by Moody’s, CCC+ by Standard & Poor’s and CCC+ by Fitch at time of purchase.

In selecting securities for the Fund, we perform a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, and the legal and technical structure of the security. We will attempt to take advantage of inefficiencies that we believe exist in the fixed income markets by purchasing securities at prices below our estimate of their fair value with the goal of selling securities as they approach or exceed our estimate of their fair value. We seek to invest in securities that we expect to offer attractive prospects for current income and/or capital appreciation in relation to the risk borne.

Q. What were the overall market conditions during the Fund’s reporting period?

A. On the monetary policy front, late in the reporting period ended December 31, 2021, the U.S. Federal Reserve Board (the “Fed”) pivoted from its highly accommodative monetary policy and telegraphed an increase in rates in 2022. With inflation remaining elevated, in early November 2021 the Fed announced that it would begin reducing its monthly purchases of Treasury and agency mortgage-backed securities. At its December 2021 meeting the Fed announced a further acceleration in the tapering of its monthly bond purchases, putting it on track to conclude the program in early 2022. Fed officials now anticipate as many as three rate hikes in 2022.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	1

Fund overview (cont’d)

At the same time, U.S. fiscal stimulus has turned to fiscal drag over the course of 2021, with a number of various transfer payments, expanded unemployment programs and forbearance extensions expiring, and will likely continue to be a drag throughout 2022. For now, financial markets find this to be a plausible path to a soft landing that will contain inflation and extend the economic expansion for several more years.

While this outcome is plausible, we do not think it is likely. For the Fed to engineer a soft landing is difficult in any environment but especially when inflation is running hot. A key question is whether the Fed will have to push the U.S. into recession to contain inflation or will inflation recede fast enough to allow the Fed to fine tune its removal of accommodation to protect the economy and financial markets.

Another notable event which occurred during the reporting period was the record level of new issuance in the high yield marketplace, which has created a lot of unique opportunities for investors. 2021 high yield issuance has topped 2020 for the busiest year on record as issuers looked to capitalize on low funding costs. While our base case is for U.S. high yield defaults to remain at near-zero levels for the foreseeable future, we expect more volatility in credit spreads in 2022. Still, we expect credit spreads will remain in a relatively narrow range with year-end levels towards the bottom of that range. To get the best risk adjusted returns in this environment it will be important to get more defensive and more aggressive as spreads fluctuate higher and lower in this range.

All told, given the sizeable allocation to investment grade corporate bonds, which carry a notable amount of duration risk, the Fund’s benchmark, the ICE BofA U.S. Corporate and High Yield Indexi, ended the reporting period with a return of 0.01%. The index also ended the reporting period with a yield-to-worst (YTW) of 2.55% and effective duration of 7.67 years. By comparison, given relatively more attractive spread and interest rate levels, the ICE BofA U.S. High Yield Indexii generated a return of 5.36% for the year. It began 2021 with a yield-to-worst of 4.24%, an option-adjusted spread (OAS) of 386 basis points (bps) and an effective duration of 4.67 years, and ended with a 4.32% YTW, OAS of 310 bps and an effective duration of 4.04 years.

Q. How did we respond to these changing market conditions?

A. Although bottom-up credit selection is always the core of our process, during the beginning of 2021 the move higher in interest rates was so sharp that duration management and yield curve positioning were especially important. Both inflation expectations and real yields (the yield after expected inflation) were very low coming into the reporting period while the economy was picking up steam due to fiscal and monetary stimulus and optimism about the efficacy of the COVID-19 vaccines.

Our investable universe includes both investment grade and high yield corporate bonds, although about 85% of the Fund was in high yield corporate bonds at the end of the reporting period. During the rapid rise in rates in the first quarter of 2021 we modestly added to longer-duration BB-rated bonds, however the Fund steadily decreased its

2	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

weighting to these securities over the following two quarters. With even the ICE BofA U.S. High Yield Index carrying a 55% allocation to BB-rated bonds, we have still been notably underweight in the Fund throughout the year. This is one reason why the Fund’s effective duration was 2.75 years as of reporting period end, while the ICE BofA U.S. Corporate and High Yield Index was 7.67 years, and the ICE BofA U.S. High Yield Index was 4.04 years. We are prepared to add to longer-duration high-yield bonds, particularly when duration-related selling causes the credit spread to widen with no deterioration of credit quality.

Additionally, we focused on improving the liquidity of the portfolio during the fourth quarter of the reporting period. We expect more volatility going forward and want to be in a strong position to take advantage of it. Our highest-conviction industries continue to be financial services, retail, and technology, and we added to all three during the fourth quarter of 2021.

Performance review

For the twelve months ended December 31, 2021, Class I shares of BrandywineGLOBAL — Corporate Credit Fund returned 4.26%. The Fund’s unmanaged benchmark, the ICE BofA U.S. Corporate & High Yield Index returned 0.01%, for the same period. The Consumer Price Index—All Urban Consumer from Bureau of Labor Statistics (CPI) plus 3% annual risk premiumiii and the Lipper High Yield Funds Category Averageiv returned 10.23% and 5.07%, respectively, over the same time frame.

Performance Snapshot as of December 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Corporate Credit Fund:
Class A	1.32%	3.98%
Class I	1.44%	4.26%
Class IS	1.49%	4.39%
ICE BofA U.S. Corporate & High Yield Index	0.34%	0.01%
Consumer Price Index - All Urban Consumer from Bureau of Labor Statistics (CPI) plus 3% annual risk premium	4.14%	10.23%
Lipper High Yield Funds Category Average	1.23%	5.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	3

Fund overview (cont’d)

The 30-Day SEC Yields for the period ended December 31, 2021 for Class A, Class I and Class IS shares were 3.61%, 4.03% and 4.17%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A and Class I shares were 3.40% and 4.01%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Performance of Class C shares for the six-month and twelve-month period is not shown because the inception date for this share class was August 2, 2021.

The Fund acquired the assets and liabilities of Diamond Hill Corporate Credit Fund, a series of the Diamond Hill Funds (the “Predecessor Fund”) on July 30, 2021. As a result of the reorganization, the Predecessor Fund is the accounting survivor and the Fund is the legal entity successor. Performance shown for the Fund’s Class A shares, Class I shares and Class IS shares for the periods prior to July 30, 2021, is the performance of the Predecessor Fund’s Investor shares, Class I shares and Class Y shares, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 30, 2021, the gross total annual fund operating expense ratios for Class A, Class I and Class IS shares were 0.85%, 0.60% and 0.50%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. We always want to hold up especially well during down markets and then capture our fair share of up markets. We are pleased with our upside capture since the market bottom on March 23, 2020, particularly when combined with our performance during the down market at the beginning of 2020. We want our highest conviction ideas to have a meaningful impact on our performance, so the Fund is more concentrated than many of our peers. But we balance that “move the needle” principle with the discipline to exploit small inefficiencies in the high yield market on a daily basis because “it all adds up”. The “it all adds up” principle is a consistent source of return, and it allows us to constantly adapt to changes in market structure. If we only focused on the “move the needle” principle we could find ourselves over time in a disadvantaged position compared to more adaptable market participants.

For the full reporting period, performance benefitted much more from the “it all adds up” principle than the “move the needle” principle. From a sector standpoint, it was our positioning in energy and leisure, particularly in the early part of the year, that were notable relative contributors. Favoring the single-B segment of the market, which carries with it lower duration risk and more attractive credit spreads over investment-grade corporates, was also additive on a relative basis. We were able to keep pace with the benchmark in a year when our highest conviction positions in financial services and retail did not help, which gives us optimism as we think about the year ahead.

4	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

Q. What were the leading detractors from performance?

A. We have favored the B-rated portion of the market all year, as we felt the compensation for credit risk was more attractive than the compensation for interest rate risk. We also shied away from CCC-rated bonds as we feel spreads are tight in that part of the market. However, CCC-rated bonds have been the best performers all year by a wide margin. While favoring B-rated over BB-rated securities during the first quarter was beneficial, that outperformance reversed some over the rest of the reporting period. The Fund also has a large weighting in mortgage originators and servicers, which detracted from performance during the year despite adding on a relative basis towards the end. We feel this industry is misunderstood and offers compelling valuations, and we expect it to be a meaningful contributor to performance as normalized profitability is revealed over time.

Thank you for your investment in BrandywineGLOBAL — Corporate Credit Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

John McClain, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

William Zox, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

January 24, 2022

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield bonds, known as “junk bonds”, possess greater price volatility, illiquidity and possibility of default than higher-grade bonds. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	5

Fund overview (cont’d)

volatility. These risks are magnified in emerging markets. Emerging markets countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund. Equity securities are subject to market and price fluctuations. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2021 were: financials (21.4%), consumer discretionary (11.9%), communication services (11.0%), energy (9.5%), and industrials (9.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The ICE BofA U.S. Corporate and High Yield Index is an unmanaged index measuring the performance of U.S. dollar denominated investment grade and below investment grade corporate debt publicly issued in the U.S. domestic market.

ii	ICE BofA U.S. High Yield Index is an unmanaged index measuring the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

iii

Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics (CPI) plus 3% annual risk premium is one of the core consumer price indices calculated by the U.S. Bureau of Labor Statistics. The CPI is an economic metric that measures prices for a basket of goods and services sold to urban consumers. The CPI is considered a more accurate record of prices due to higher population density within the sales area.

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 518 funds for the six-month period and among the 514 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2021 and December 31, 2020. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*	Prior year percentages have been restated to reflect current classifications.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.32%	$1,000.00	$1,013.20	0.86%	$4.36	[3]	Class A	5.00%	$1,000.00	$1,020.87	0.86%	$4.38
Class C4	0.51	1,000.00	1,005.10	1.59	6.59	[5]	Class C	5.00	1,000.00	1,017.19	1.59	8.08
Class I	1.44	1,000.00	1,014.40	0.57	2.89	[3]	Class I	5.00	1,000.00	1,022.33	0.57	2.91
Class IS	1.49	1,000.00	1,014.90	0.48	2.44	[3]	Class IS	5.00	1,000.00	1,022.79	0.48	2.45

8	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

[1]	For the six months ended December 31, 2021, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	For the period August 2, 2021 (inception date) to December 31, 2021.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (151), then divided by 365.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	9

Fund performance (unaudited)

The Fund acquired the assets and liabilities of Diamond Hill Corporate Credit Fund, a series of the Diamond Hill Funds (the “Predecessor Fund”) on July 30, 2021. As a result of the reorganization, the Predecessor Fund is the accounting survivor and the Fund is the legal entity successor. Performance shown for the Fund’s Class A shares, Class I shares and Class IS shares for the periods prior to July 30, 2021, is the performance of the Predecessor Fund’s Investor shares, Class I shares and Class Y shares, respectively.

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 12/31/21	3.98%	N/A	4.26%	4.39%
Five Years Ended 12/31/21	6.73	N/A	7.05	7.16
Ten Years Ended 12/31/21	6.32	N/A	6.61	6.73
Inception* through 12/31/21	—	0.51%	—	—

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 12/31/21	0.32%	N/A	4.26%	4.39%
Five Years Ended 12/31/21	5.98	N/A	7.05	7.16
Ten Years Ended 12/31/21	5.94	N/A	6.61	6.73
Inception* through 12/31/21	—	-0.46%	—	—

Cumulative total returns
Without sales charges[1]
Class A (12/31/11 through 12/31/21)	84.49%
Class C (Inception date of 8/2/21 through 12/31/21)	0.51
Class I (12/31/11 through 12/31/21)	89.62
Class IS (12/31/11 through 12/31/21)	91.87

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 3.50%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, I and IS shares are September 30, 2002, August 2, 2021, January 31, 2005 and December 30, 2011, respectively.

10	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of BrandywineGLOBAL — Corporate Credit Fund vs. ICE BofA U.S. Corporate & High Yield Index and Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics (CPI) plus 3% annual risk premium† — October 2011 - October 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of BrandywineGLOBAL—Corporate Credit Fund on December 31, 2011 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2021 (Performance prior to July 31, 2021 on this chart is that of the Fund’s Predecessor). The hypothetical illustration also assumes a $1,000,000 investment in the ICE BofA U.S. Corporate & High Yield Index and the Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics (CPI) plus 3% annual risk premium (together, the “Indices”). The ICE BofA U.S. Corporate & High Yield Index measures the performance of U.S. dollar denominated investment grade and below investment grade corporate debt publicly issued in the U.S. domestic market. The CPI is increased by a 3 percent annual risk premium to correspond with the Fund’s long-term goals of achieving returns above the rate of inflation. The CPI is an economic metric that measures prices for a basket of goods and services sold to urban consumers. The CPI is considered a more accurate record of prices due to higher population density within the sales area. Both indices do not reflect the deduction of fees associated with a mutual fund such as investment and accounting fees. The Indices are unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	11

Schedule of investments

December 31, 2021

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 86.6%
Communication Services — 11.0%
Diversified Telecommunication Services — 0.6%
Total Play Telecomunicaciones SA de CV, Senior Notes	6.375%	9/20/28	$14,450,000	$13,691,520	(a)
Entertainment — 4.4%
Go Daddy Operating Co. LLC/GD Finance Co. Inc., Senior Notes	3.500%	3/1/29	6,549,000	6,508,265	(a)
Live Nation Entertainment Inc., Senior Notes	4.875%	11/1/24	16,449,000	16,630,926	(a)
Live Nation Entertainment Inc., Senior Notes	5.625%	3/15/26	7,090,000	7,337,619	(a)
Live Nation Entertainment Inc., Senior Secured Notes	3.750%	1/15/28	10,955,000	10,900,225	(a)
Playtika Holding Corp., Senior Notes	4.250%	3/15/29	23,457,000	23,023,397	(a)
ROBLOX Corp., Senior Notes	3.875%	5/1/30	17,037,000	17,309,762	(a)
Speedway Motorsports LLC/Speedway Funding II Inc., Senior Notes	4.875%	11/1/27	15,246,000	15,574,094	(a)
Total Entertainment				97,284,288
Interactive Media & Services — 3.8%
ANGI Group LLC, Senior Notes	3.875%	8/15/28	30,882,000	30,233,941	(a)
GrubHub Holdings Inc., Senior Notes	5.500%	7/1/27	41,020,000	40,773,880	(a)
Match Group Holdings II LLC, Senior Notes	4.625%	6/1/28	11,278,000	11,755,003	(a)
Total Interactive Media & Services				82,762,824
Media — 2.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	6,518,000	6,682,482	(a)
LCPR Senior Secured Financing DAC, Senior Secured Notes	6.750%	10/15/27	17,789,000	18,696,239	(a)
Liberty Interactive LLC, Senior Notes	8.500%	7/15/29	9,463,000	10,327,965
Liberty Interactive LLC, Senior Notes	8.250%	2/1/30	11,659,000	12,782,986
Total Media				48,489,672
Total Communication Services				242,228,304
Consumer Discretionary — 11.9%
Diversified Consumer Services — 1.0%
Adtalem Global Education Inc., Senior Secured Notes	5.500%	3/1/28	17,684,000	17,311,044	(a)
Graham Holdings Co., Senior Notes	5.750%	6/1/26	4,241,000	4,409,580	(a)
Total Diversified Consumer Services				21,720,624

See Notes to Financial Statements.

12	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — 7.0%
Affinity Gaming, Senior Secured Notes	6.875%	12/15/27	$9,986,000	$10,399,620	(a)
Carnival Corp., Senior Secured Notes	4.000%	8/1/28	2,478,000	2,464,458	(a)
IRB Holding Corp., Senior Notes	6.750%	2/15/26	16,993,000	17,329,547	(a)
Nathan’s Famous Inc., Senior Secured Notes	6.625%	11/1/25	21,878,000	22,407,560	(a)
Peninsula Pacific Entertainment LLC/ Peninsula Pacific Entertainment Finance Inc., Senior Notes	8.500%	11/15/27	19,340,000	20,915,340	(a)
Station Casinos LLC, Senior Notes	4.500%	2/15/28	32,117,000	32,361,731	(a)
Travel + Leisure Co., Senior Secured Notes	6.625%	7/31/26	15,900,000	17,649,636	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	26,607,000	26,368,601	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	3,766,000	3,733,801	(a)
Total Hotels, Restaurants & Leisure				153,630,294
Internet & Direct Marketing Retail — 1.1%
QVC Inc., Senior Secured Notes	5.450%	8/15/34	24,468,000	24,257,697
Specialty Retail — 2.8%
Arko Corp., Senior Notes	5.125%	11/15/29	14,490,000	14,021,828	(a)
At Home Group Inc., Senior Notes	7.125%	7/15/29	3,049,000	2,999,926	(a)
Carvana Co., Senior Notes	5.625%	10/1/25	13,926,000	13,943,408	(a)
Carvana Co., Senior Notes	5.500%	4/15/27	7,838,000	7,767,850	(a)
LSF9 Atlantis Holdings LLC/Victra Finance Corp., Senior Secured Notes	7.750%	2/15/26	23,907,000	24,201,893	(a)
Total Specialty Retail				62,934,905
Total Consumer Discretionary				262,543,520
Consumer Staples — 4.4%
Food Products — 2.1%
C&S Group Enterprises LLC, Senior Notes	5.000%	12/15/28	13,155,000	12,466,994	(a)
Cooke Omega Investments Inc./Alpha VesselCo Holdings Inc., Senior Secured Notes	8.500%	12/15/22	30,143,000	30,703,509	(a)
Post Holdings Inc., Senior Notes	5.500%	12/15/29	1,900,000	1,999,351	(a)
Post Holdings Inc., Senior Notes	4.500%	9/15/31	975,000	969,267	(a)
Total Food Products				46,139,121

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	13

Schedule of investments (cont’d)

December 31, 2021

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — 2.3%
Turning Point Brands Inc., Senior Secured Notes	5.625%	2/15/26	$24,909,000	$24,996,929	(a)
Vector Group Ltd., Senior Secured Notes	5.750%	2/1/29	25,455,000	24,807,806	(a)
Total Tobacco				49,804,735
Total Consumer Staples				95,943,856
Energy — 9.5%
Energy Equipment & Services — 0.4%
ChampionX Corp., Senior Notes	6.375%	5/1/26	8,916,000	9,305,852
Oil, Gas & Consumable Fuels — 8.5%
Civitas Resources Inc., Senior Notes	5.000%	10/15/26	12,115,000	12,250,082	(a)
Energean Israel Finance Ltd., Senior Secured Notes	5.375%	3/30/28	8,195,000	8,102,806	(b)
Energen Corp., Senior Notes	7.125%	2/15/28	22,389,000	26,480,850
Floatel International Ltd., Senior Secured Notes	6.000%	9/24/26	1,600,000	704,000
Floatel International Ltd., Senior Secured Notes (10.000% PIK)	10.000%	9/24/26	1,600,000	704,000	(c)
Leviathan Bond Ltd., Senior Secured Notes	6.500%	6/30/27	12,799,000	13,766,092	(b)
Magnolia Oil & Gas Operating LLC/ Magnolia Oil & Gas Finance Corp., Senior Notes	6.000%	8/1/26	49,403,000	50,701,311	(a)
New Fortress Energy Inc., Senior Secured Notes	6.750%	9/15/25	45,684,000	46,201,600	(a)
Penn Virginia Holdings LLC, Senior Notes	9.250%	8/15/26	1,553,000	1,613,179	(a)
Rattler Midstream LP, Senior Notes	5.625%	7/15/25	12,547,000	13,061,427	(a)
Teine Energy Ltd., Senior Notes	6.875%	4/15/29	11,705,000	11,903,927	(a)
Total Oil, Gas & Consumable Fuels				185,489,274
Water Utilities — 0.6%
Solaris Midstream Holdings LLC, Senior Notes	7.625%	4/1/26	13,064,000	13,763,447	(a)
Total Energy				208,558,573
Financials — 21.4%
Banks — 1.1%
Popular Inc., Senior Notes	6.125%	9/14/23	12,069,000	12,857,106
Western Alliance Bank, Subordinated Notes (5.250% to 6/1/25 then SOFR + 5.120%)	5.250%	6/1/30	11,135,000	12,087,220	(d)
Total Banks				24,944,326

See Notes to Financial Statements.

14	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — 1.6%
Coinbase Global Inc., Senior Notes	3.375%	10/1/28	$22,929,000	$21,457,646	(a)
Hightower Holding LLC, Senior Notes	6.750%	4/15/29	13,976,000	14,375,783	(a)
Total Capital Markets				35,833,429
Consumer Finance — 4.0%
Credit Acceptance Corp., Senior Notes	5.125%	12/31/24	2,909,000	2,984,750	(a)
FirstCash Inc., Senior Notes	5.625%	1/1/30	22,500,000	22,967,775	(a)
PRA Group Inc., Senior Notes	7.375%	9/1/25	8,130,000	8,646,296	(a)
PRA Group Inc., Senior Notes	5.000%	10/1/29	7,590,000	7,620,436	(a)
PROG Holdings Inc., Senior Notes	6.000%	11/15/29	27,481,000	28,315,873	(a)
World Acceptance Corp., Senior Notes	7.000%	11/1/26	17,900,000	17,963,366	(a)
Total Consumer Finance				88,498,496
Diversified Financial Services — 2.8%
Cobra AcquisitionCo LLC, Senior Notes	6.375%	11/1/29	15,695,000	15,520,864	(a)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	4.500%	11/15/29	2,400,000	2,427,936	(a)
LD Holdings Group LLC, Senior Notes	6.500%	11/1/25	37,247,000	36,788,489	(a)
LD Holdings Group LLC, Senior Notes	6.125%	4/1/28	6,017,000	5,679,567	(a)
Total Diversified Financial Services				60,416,856
Insurance — 5.1%
AmWINS Group Inc., Senior Notes	4.875%	6/30/29	14,625,000	14,796,332	(a)
AssuredPartners Inc., Senior Notes	7.000%	8/15/25	27,714,000	27,950,678	(a)
BroadStreet Partners Inc., Senior Notes	5.875%	4/15/29	17,595,000	17,311,808	(a)
GTCR AP Finance Inc., Senior Notes	8.000%	5/15/27	6,329,000	6,572,666	(a)
NFP Corp., Senior Notes	6.875%	8/15/28	18,934,000	19,016,931	(a)
NFP Corp., Senior Secured Notes	4.875%	8/15/28	8,407,000	8,503,849	(a)
USI Inc., Senior Notes	6.875%	5/1/25	18,108,000	18,263,638	(a)
Total Insurance				112,415,902
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
New Residential Investment Corp., Senior Notes	6.250%	10/15/25	9,142,000	9,192,007	(a)
Thrifts & Mortgage Finance — 6.4%
Freedom Mortgage Corp., Senior Notes	8.125%	11/15/24	50,065,000	50,742,880	(a)
Freedom Mortgage Corp., Senior Notes	8.250%	4/15/25	17,911,000	18,355,014	(a)
Freedom Mortgage Corp., Senior Notes	7.625%	5/1/26	10,256,000	10,484,709	(a)
MGIC Investment Corp., Senior Notes	5.250%	8/15/28	10,094,000	10,612,983
United Wholesale Mortgage LLC, Senior Notes	5.500%	11/15/25	464,000	473,203	(a)

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	15

Schedule of investments (cont’d)

December 31, 2021

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Thrifts & Mortgage Finance — continued
United Wholesale Mortgage LLC, Senior Notes	5.750%	6/15/27	$9,371,000	$9,403,799	(a)
United Wholesale Mortgage LLC, Senior Notes	5.500%	4/15/29	40,153,000	39,456,546	(a)
Total Thrifts & Mortgage Finance				139,529,134
Total Financials				470,830,150
Health Care — 4.5%
Health Care Providers & Services — 1.3%
Akumin Inc., Senior Secured Notes	7.000%	11/1/25	21,352,000	20,342,905	(a)
DaVita Inc., Senior Notes	4.625%	6/1/30	4,288,000	4,397,601	(a)
DaVita Inc., Senior Notes	3.750%	2/15/31	3,966,000	3,871,371	(a)
Total Health Care Providers & Services				28,611,877
Life Sciences Tools & Services — 1.2%
Syneos Health Inc., Senior Notes	3.625%	1/15/29	25,536,000	25,253,444	(a)
Pharmaceuticals — 2.0%
Horizon Therapeutics USA Inc., Senior Notes	5.500%	8/1/27	26,383,000	27,748,320	(a)
P&L Development LLC/PLD Finance Corp., Senior Secured Notes	7.750%	11/15/25	16,233,000	16,270,174	(a)
Total Pharmaceuticals				44,018,494
Total Health Care				97,883,815
Industrials — 9.3%
Aerospace & Defense — 1.6%
TransDigm Inc., Senior Notes	6.375%	6/15/26	978,000	1,006,117
TransDigm Inc., Senior Notes	7.500%	3/15/27	8,872,000	9,280,112
TransDigm Inc., Senior Secured Notes	6.250%	3/15/26	7,705,000	8,018,131	(a)
TransDigm UK Holdings PLC, Senior Notes	6.875%	5/15/26	15,617,000	16,336,866
Total Aerospace & Defense				34,641,226
Air Freight & Logistics — 0.4%
Cargo Aircraft Management Inc., Senior Notes	4.750%	2/1/28	8,938,000	9,111,308	(a)
Airlines — 0.4%
Air Canada Pass-Through Trust	5.250%	4/1/29	5,928,606	6,465,890	(a)
Air Canada Pass-Through Trust	3.300%	1/15/30	2,924,312	2,980,228	(a)
Total Airlines				9,446,118

See Notes to Financial Statements.

16	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — 2.1%
Cimpress PLC, Senior Notes	7.000%	6/15/26	$33,370,000	$34,697,793	(a)
KAR Auction Services Inc., Senior Notes	5.125%	6/1/25	11,677,000	11,866,284	(a)
Total Commercial Services & Supplies				46,564,077
Construction & Engineering — 0.8%
Brundage-Bone Concrete Pumping Holdings Inc., Secured Notes	6.000%	2/1/26	17,241,000	17,949,519	(a)
Machinery — 2.0%
ATS Automation Tooling Systems Inc., Senior Notes	4.125%	12/15/28	25,806,000	26,037,996	(a)
HTA Group Ltd., Senior Notes	7.000%	12/18/25	17,550,000	18,348,525	(a)
Total Machinery				44,386,521
Professional Services — 0.9%
CoreLogic Inc., Senior Secured Notes	4.500%	5/1/28	6,583,000	6,567,958	(a)
TriNet Group Inc., Senior Notes	3.500%	3/1/29	12,887,000	12,857,166	(a)
Total Professional Services				19,425,124
Road & Rail — 1.1%
Uber Technologies Inc., Senior Notes	8.000%	11/1/26	22,005,000	23,468,002	(a)
Total Industrials				204,991,895
Information Technology — 6.2%
Communications Equipment — 0.8%
Viasat Inc., Senior Secured Notes	5.625%	4/15/27	16,676,000	17,205,963	(a)
IT Services — 1.2%
Alliance Data Systems Corp., Senior Notes	7.000%	1/15/26	13,227,000	13,902,834	(a)
Sabre GLBL Inc., Senior Notes	9.250%	4/15/25	8,117,000	9,181,544	(a)
Sabre GLBL Inc., Senior Notes	7.375%	9/1/25	3,450,000	3,609,942	(a)
Total IT Services				26,694,320
Software — 3.2%
Elastic NV, Senior Notes	4.125%	7/15/29	18,350,000	18,185,125	(a)
LogMeIn Inc., Senior Secured Notes	5.500%	9/1/27	31,627,000	32,039,416	(a)
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., Senior Notes	3.875%	2/1/29	19,911,000	19,769,134	(a)
Total Software				69,993,675
Technology Hardware, Storage & Peripherals — 1.0%
NCR Corp., Senior Notes	5.000%	10/1/28	22,449,000	23,156,593	(a)
Total Information Technology				137,050,551
Materials — 6.6%
Chemicals — 3.0%
Ashland LLC, Senior Notes	6.875%	5/15/43	11,809,000	15,291,061

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	17

Schedule of investments (cont’d)

December 31, 2021

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Chemicals — continued
GCP Applied Technologies Inc., Senior Notes	5.500%	4/15/26	$32,869,000	$33,723,594	(a)
WR Grace Holdings LLC, Senior Secured Notes	4.875%	6/15/27	16,737,000	17,211,996	(a)
Total Chemicals				66,226,651
Containers & Packaging — 0.2%
Graham Packaging Co. Inc., Senior Notes	7.125%	8/15/28	3,945,000	4,088,992	(a)
Metals & Mining — 1.5%
First Quantum Minerals Ltd., Senior Notes	6.500%	3/1/24	9,765,000	9,897,804	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	22,339,000	23,008,612	(a)
Total Metals & Mining				32,906,416
Paper & Forest Products — 1.9%
Schweitzer-Mauduit International Inc., Senior Notes	6.875%	10/1/26	39,620,000	41,503,139	(a)
Total Materials				144,725,198
Real Estate — 1.8%
Equity Real Estate Investment Trusts (REITs) — 1.2%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	3.875%	6/30/28	14,970,000	15,290,882	(a)
XHR LP, Senior Secured Notes	6.375%	8/15/25	9,148,000	9,686,497	(a)
Total Equity Real Estate Investment Trusts (REITs)				24,977,379
Real Estate Management & Development — 0.6%
Forestar Group Inc., Senior Notes	5.000%	3/1/28	13,112,000	13,503,065	(a)
Total Real Estate				38,480,444
Total Corporate Bonds & Notes (Cost — $1,888,868,254)				1,903,236,306
Asset-Backed Securities — 0.1%
ALESCO Preferred Funding Ltd., Class PNN	0.000%	3/23/25	621,631	295,295	(e)(f)
ALESCO Preferred Funding VI Ltd., Class PNNE	0.000%	3/23/35	336,608	152,418	(e)(f)
Fort Sheridan ABS CDO Ltd., 2005-1A, Class PPN2	0.000%	11/5/41	611,948	354,000	(e)(f)
Taberna Preferred Funding I Ltd., Class PPN2	0.000%	7/5/35	1,175,564	557,735	(e)(f)
Total Asset-Backed Securities (Cost — $2,539,521)				1,359,448

See Notes to Financial Statements.

18	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Common Stocks — 0.0%††
Energy — 0.0%††
Oil, Gas & Consumable Fuels — 0.0%††
Floatel International Ltd. (Cost — $1,138,496)		687,166	$0	*(e)(g)(h)

	Expiration Date	Warrants
Warrants — 0.0%††
Energy — 0.0%††
Oil, Gas & Consumable Fuels — 0.0%††
Floatel International Ltd. (Cost — $3,927,584)	3/16/25	662,476	0	*(e)(g)(h)
Total Investments before Short-Term Investments (Cost — $1,896,473,855)			1,904,595,754

	Rate	Shares
Short-Term Investments — 12.5%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost — $275,325,225)	0.010%	275,325,225	275,325,225	(i)
Total Investments — 99.2% (Cost — $2,171,799,080)			2,179,920,979
Other Assets in Excess of Liabilities — 0.8%			17,054,078
Total Net Assets — 100.0%			$2,196,975,057

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	19

Schedule of investments (cont’d)

December 31, 2021

BrandywineGLOBAL — Corporate Credit Fund

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(f)	Restricted security (Note 10).

(g)	Security is valued using significant unobservable inputs (Note 1).

(h)	Value is less than $1.

(i)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2021, the total market value of investments in Affiliated Companies was $275,325,225 and the cost was $275,325,225 (Note 9).

Abbreviation(s) used in this schedule:

CDO	— Collateralized Debt Obligation

PIK	— Payment-In-Kind

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

20	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

Statement of assets and liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $1,896,473,855)	$1,904,595,754
Investments in affiliated securities, at value (Cost — $275,325,225)	275,325,225
Cash	550,362
Interest receivable	27,854,967
Receivable for securities sold	4,109,235
Receivable for Fund shares sold	2,203,604
Dividends receivable from affiliated investments	2,131
Prepaid expenses	24,051
Total Assets	2,214,665,329

Liabilities:
Payable for Fund shares repurchased	8,041,962
Payable for securities purchased	7,022,068
Distributions payable	1,298,335
Investment management fee payable	846,842
Service and/or distribution fees payable	44,210
Trustees’ fees payable	6,746
Accrued expenses	430,109
Total Liabilities	17,690,272
Total Net Assets	$2,196,975,057

Net Assets:
Par value (Note 8)	$1,927
Paid-in capital in excess of par value	2,194,915,359
Total distributable earnings (loss)	2,057,771
Total Net Assets	$2,196,975,057

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	21

Statement of assets and liabilities (cont’d)

December 31, 2021

Net Assets:
Class A	$208,133,350
Class C	$372,834
Class I	$1,745,764,272
Class IS	$242,704,601

Shares Outstanding:
Class A	18,195,098
Class C	32,583
Class I	153,198,446
Class IS	21,311,915

Net Asset Value:
Class A (and redemption price)	$11.44
Class C*	$11.44
Class I (and redemption price)	$11.40
Class IS (and redemption price)	$11.39

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 3.50%)	$11.85

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

22	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

Statement of operations

For the Year Ended December 31, 2021

Investment Income:
Interest	$110,988,845
Dividends from unaffiliated investments	29,788
Dividends from affiliated investments	9,154
Securities lending income	46,171
Less: Foreign taxes withheld	(78,117)
Total Investment Income	110,995,841

Expenses:
Investment management fee (Note 2)	9,944,188
Administration fees (Note 2)	2,135,592
Transfer agent fees (Note 6)	863,665
Service and/or distribution fees (Notes 2 and 6)	550,906
Audit and tax fees	60,000
Fund accounting fees	37,105
Trustees’ fees	33,856
Shareholder reports	20,000
Legal fees	14,930
Custody fees	10,842
Commitment fees (Note 11)	8,073
Registration fees	6,127
Miscellaneous expenses	2,903
Total Expenses	13,688,187
Less: Fee waivers and/or expense reimbursements (Notes 2 and 6)	(13,593)
Net Expenses	13,674,594
Net Investment Income	97,321,247

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Unaffiliated Investment Transactions	56,047,051
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	(62,544,010)
Net Loss on Investments	(6,496,959)
Increase in Net Assets From Operations	$90,824,288

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	23

Statements of changes in net assets

For the Years Ended December 31,	2021	2020

Operations:
Net investment income	$97,321,247	$67,153,877
Net realized gain	56,047,051	32,204,589
Change in net unrealized appreciation (depreciation)	(62,544,010)	56,877,380
Increase in Net Assets From Operations	90,824,288	156,235,846

Distributions to Shareholders From (Notes 1 and 7):
Total distributable earnings	(163,420,038)	(98,531,862)
Decrease in Net Assets From Distributions to Shareholders	(163,420,038)	(98,531,862)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	1,167,172,799	1,366,757,302
Reinvestment of distributions	132,787,665	80,627,012
Cost of shares repurchased	(1,050,508,610)	(625,697,045)
Increase in Net Assets From Fund Share Transactions	249,451,854	821,687,269
Increase in Net Assets	176,856,104	879,391,253

Net Assets:
Beginning of year	2,020,118,953	1,140,727,700
End of year	$2,196,975,057	$2,020,118,953

See Notes to Financial Statements.

24	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1,2]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.81	$11.47	$10.77	$11.32	$11.13

Income (loss) from operations:
Net investment income	0.51	0.51	0.58	0.59	0.58
Net realized and unrealized gain (loss)	(0.05)	0.53	0.78	(0.56)	0.24
Total income from operations	0.46	1.04	1.36	0.03	0.82

Less distributions from:
Net investment income	(0.50)	(0.53)	(0.57)	(0.58)	(0.58)
Net realized gains	(0.33)	(0.17)	(0.09)	—	(0.05)
Total distributions	(0.83)	(0.70)	(0.66)	(0.58)	(0.63)

Net asset value, end of year	$11.44	$11.81	$11.47	$10.77	$11.32
Total return3	3.98%	9.49%	12.85%	0.25%	7.56%

Net assets, end of year (000s)	$208,133	$161,659	$120,014	$69,363	$64,204

Ratios to average net assets:
Gross expenses	0.86%	0.91%	0.92%	0.91%	0.93%
Net expenses[4,5]	0.86	0.91	0.90	0.90	0.92
Net investment income	4.20	4.51	5.05	5.30	5.07

Portfolio turnover rate	145%	173%	132%	112%	83%

[1]

The performance information and financial information presented incorporates the operations of the Investor shares of the Diamond Hill Corporate Credit Fund (the “Predecessor Fund”), which, as a result of the reorganization, are the Fund’s operations.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 2, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.92%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to August 2, 2021, the Predecessor Fund’s adviser had contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on the Fund’s investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been under gross expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2021[2]

Net asset value, beginning of period	$11.79

Income (loss) from operations:
Net investment income	0.16
Net realized and unrealized loss	(0.10)
Total income from operations	0.06

Less distributions from:
Net investment income	(0.16)
Net realized gains	(0.25)
Total distributions	(0.41)

Net asset value, end of period	$11.44
Total return[3]	0.51%

Net assets, end of period (000s)	$373

Ratios to average net assets:
Gross expenses[4]	1.59%
Net expenses[4,5,6]	1.59
Net investment income[4]	3.33

Portfolio turnover rate[7]	145%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 2, 2021 (inception date) to December 31, 2021.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.67%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended December 31, 2021.

See Notes to Financial Statements.

26	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1,2]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.77	$11.44	$10.74	$11.28	$11.09

Income (loss) from operations:
Net investment income	0.52	0.54	0.61	0.62	0.61
Net realized and unrealized gain (loss)	(0.03)	0.52	0.79	(0.54)	0.24
Total income from operations	0.49	1.06	1.40	0.08	0.85

Less distributions from:
Net investment income	(0.53)	(0.56)	(0.61)	(0.62)	(0.61)
Net realized gains	(0.33)	(0.17)	(0.09)	—	(0.05)
Total distributions	(0.86)	(0.73)	(0.70)	(0.62)	(0.66)

Net asset value, end of year	$11.40	$11.77	$11.44	$10.74	$11.28
Total return[3]	4.26%	9.74%	13.20%	0.64%	7.87%

Net assets, end of year (millions)	$1,746	$1,724	$912	$623	$536

Ratios to average net assets:
Gross expenses	0.60%	0.62%	0.63%	0.62%	0.63%
Net expenses[4,5]	0.60	0.62	0.61	0.61	0.62
Net investment income	4.43	4.79	5.36	5.59	5.39

Portfolio turnover rate	145%	173%	132%	112%	83%

[1]

The performance information and financial information presented incorporates the operations of the Diamond Hill Corporate Credit Fund (the “Predecessor Fund”), which, as a result of the reorganization, are the Fund’s operations.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 2, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.63%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to August 2, 2021, the Predecessors Fund’s adviser had contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on the Fund’s investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been under gross expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1,2]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.76	$11.43	$10.73	$11.27	$11.09

Income (loss) from operations:
Net investment income	0.52	0.55	0.62	0.64	0.62
Net realized and unrealized gain (loss)	(0.02)	0.53	0.79	(0.55)	0.24
Total income from operations	0.50	1.08	1.41	0.09	0.86

Less distributions from:
Net investment income	(0.54)	(0.58)	(0.62)	(0.63)	(0.63)
Net realized gains	(0.33)	(0.17)	(0.09)	—	(0.05)
Total distributions	(0.87)	(0.75)	(0.71)	(0.63)	(0.68)

Net asset value, end of year	$11.39	$11.76	$11.43	$10.73	$11.27
Total return[3]	4.39%	9.88%	13.35%	0.75%	7.89%

Net assets, end of year (000s)	$242,705	$104,552	$82,516	$26,221	$25,309

Ratios to average net assets:
Gross expenses	0.49%	0.50%	0.51%	0.50%	0.53%
Net expenses[4,5]	0.49	0.50	0.49	0.49	0.52
Net investment income	4.49	4.91	5.43	5.71	5.49

Portfolio turnover rate	145%	173%	132%	112%	83%

[1]

The performance information and financial information presented incorporates the operations of the Class Y shares of the Diamond Hill Corporate Credit Fund (the “Predecessor Fund”), which, as a result of the reorganization, are the Fund’s operations.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 2, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.51%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to August 2, 2021, the Predecessor Fund’s adviser had contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on the Fund’s investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been under gross expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Corporate Credit Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund, which had no operations prior to July 30, 2021 other than its organization, acquired the assets and liabilities of Diamond Hill Corporate Credit Fund (the “Predecessor Fund”), a series of the Diamond Hill Funds (the “Predecessor Fund’s Trust”), on July 30, 2021. As a result of the reorganization (the “Reorganization”), the Predecessor Fund is the accounting survivor and the Fund is the legal entity successor. No costs associated with the Reorganization were incurred by the Fund or Predecessor Fund. Additionally, the Reorganization was a tax-free event. Performance shown for the Fund’s Class A, Class I and Class IS shares for the periods prior to July 30, 2021, is the performance of the Predecessor Fund’s Investor shares, Class I shares and Class Y shares, respectively. Shareholders of Investor shares, Class I shares and Class Y shares of the Predecessor Fund received an equivalent number of Class A, Class I and Class IS shares of the Fund, respectively, which had net asset values per share equivalent to the shares of the Predecessor Fund. As the accounting survivor, past performance and operating history of the Predecessor Fund are included in these financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities, including ETFs, for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	29

Notes to financial statements (cont’d)

as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the

30	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$1,903,236,306	—		$1,903,236,306
Asset-Backed Securities	—	1,359,448	—		1,359,448
Common Stocks	—	—	$0	*	0	*
Warrants	—	—	0	*	0	*
Total Long-Term Investments	—	1,904,595,754	0	*	1,904,595,754
Short-Term Investments†	$275,325,225	—	—		275,325,225
Total Investments	$275,325,225	$1,904,595,754	$0	*	$2,179,920,979

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	31

Notes to financial statements (cont’d)

investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. Prior to the Reorganization, dividends from net investment income were declared and paid monthly.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

32	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Securities lending. Prior to the Reorganization, under the terms of a securities lending agreement with State Street Bank and Trust Company (“State Street”), State Street was authorized to loan securities on behalf of the Fund to approved borrowers.

The agreement provided that after predetermined rebates to borrowers, the Fund retained a portion of its respective net securities lending income and paid State Street the remaining portion. Following the Reorganization, the securities lending agreement was terminated and at December 31, 2021 there were no securities out on loan.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(1,400,000)	$1,400,000

(a)	Reclassifications are due to distributions paid in connection with the redemption of Fund shares.

2. Investment management agreement and other transactions with affiliates

Following the Reorganization, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	33

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

Prior to the Reorganization, the Predecessor Fund received investment management and advisory services from Diamond Hill Capital Management, Inc. (“DHCM”) under management agreements that provided for fees to be paid monthly at an annual rate of 0.45% of the Predecessor Fund’s average daily net assets. In addition, the Predecessor Fund had entered into an administrative services agreement whereby DHCM was paid a fee monthly at an annual rate of 0.21% for the Investor shares (including Class C and Class A shares prior to February 22, 2021 and February 28, 2021, respectively), 0.17% for Class I shares and 0.05% for Class Y shares of each class’ average daily net assets. These administrative fees were used to pay most of the Fund’s operating expenses except advisory fees, distribution fees, custody fees, brokerage fees, taxes, interest and dividend expense on securities sold short and extraordinary expenses.

Following the Reorganization, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 0.92%, 1.67%, 0.63% and 0.51%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

Prior to the Reorganization, the Predecessor Fund’s adviser had contractually agreed to waive fees in the pro-rata amount of the management fee charged by an underlying Diamond Hill Fund on the Fund’s investment in such other Diamond Hill Fund.

During the year ended December 31, 2021, fees waived and/or expenses reimbursed amounted to $13,593, which included an affiliated money market fund waiver of $11,650.

Following the Reorganization, LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were

34	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2021, the Fund had no fee waivers and/or expense reimbursements subject to recapture by LMPFA. For the period ended December 31, 2021, LMPFA did not recapture any fees.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

Following the Reorganization, there is a maximum initial sales charge of 3.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Prior to the Reorganization, the maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions were 3.50% and 1.00%, respectively.

For the period ended December 31, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A
Sales charges	$25,635	†
CDSCs	—

†	Prior to the Reorganization, there were $23,771 sales charges for Class A shares of the Predecessor Fund retained by the Predecessor Fund’s distributor.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

Following the Reorganization, the Fund is permitted to purchase or sell securities from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the period ended December 31, 2021, such purchase and sale transactions (excluding accrued interest) were $2,070,000 and $0, respectively.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	35

Notes to financial statements (cont’d)

Prior to the Reorganization, the Predecessor Fund purchased and sold securities, from or to other affiliated funds. These transactions, which were affected at the then current market prices as provided by an independent pricing service used by the Predecessor Fund’s Trust, were designed to comply with Rule 17a-7 under the 1940 Act. For the period ended July 31, 2021, such purchase and sale transactions were $43,644,590 and $91,514,536, respectively, with a realized gain of $681,646.

3. Investments

During the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,935,362,142
Sales	2,886,660,803

At December 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$2,183,126,440	$18,411,308	$(21,616,769)	$(3,205,461)

4. Derivative instruments and hedging activities

During the year ended December 31, 2021, the Fund did not invest in derivative instruments.

5. Reorganization

Prior to February 22, 2021, the Predecessor Fund offered Class A and Class C shares. On February 22, 2021, all existing Class C shares were converted to Investor shares (formerly Class A shares). On February 28, 2021, all Class A shares were renamed to Investor shares (2,445,988 Class C shares valued at $28,951,421 were exchanged for 2,434,393 Investor shares valued at $28,951,421).

On July 30, 2021, as a result of the Reorganization, Investor, Class I and Class Y shares of the Predecessor Fund merged with and into Class A, Class I and Class IS shares of the Fund. Amounts presented for Class A, Class I and Class IS shares include the activity of the prior share classes of the Predecessor Fund.

6. Class specific expenses, waivers and/or expense reimbursements

Following the Reorganization, the Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly. Prior to July 31, 2021, pursuant to Rule 12b-1 under the 1940 Act, the Predecessor Fund’s Trust had adopted a distribution plan on behalf of the Predecessor Fund’s Investor shares (the “Predecessor’s Plan”). Under the Predecessor’s Plan,

36	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

Investor shares paid a distribution fee monthly at an annual rate of 0.25% of Investor shares average daily net assets.

For the year ended December 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$550,379	†,††	$113,064
Class C‡	527		65
Class I	—		748,082
Class IS	—		2,454
Total	$550,906		$863,665

†	Amount shown is exclusive of expense reimbursements. For the year ended December 31, 2021, the service and/or distribution fees reimbursed amounted to $1,943 for Class A shares.

††

Amount shown includes $41,640 of service and/or distributions fees of Class C shares of the Predecessor Fund. This amount is not included in the ratios presented in the Financial Highlights for Class A shares of the Fund.

‡	For the period August 2, 2021 (inception date) to December 31, 2021.

For the year ended December 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$3,031
Class C†	1
Class I	9,412
Class IS	1,149
Total	$13,593

†	For the period August 2, 2021 (inception date) to December 31, 2021.

7. Distributions to shareholders by class

	Year Ended December 31, 2021		Year Ended December 31, 2020‡
Net Investment Income:
Class A	$8,879,198	*	—
Class C	1,816	†	—
Class I	84,982,134		—
Class IS	6,257,762		—
Total	$100,120,910		—

Net Realized Gains:
Class A	$5,963,037		—
Class C	4,133	†	—
Class I	51,491,568		—
Class IS	5,840,390		—
Total	$63,299,128		—

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	37

Notes to financial statements (cont’d)

‡

For the year ended December 31, 2020, the total distributions were $8,779,645, $1,541,137, $82,515,313 and $5,695,767 for Class A, Class C, Class I and Class Y shares of the Predecessor Fund, respectively (now the Class A, Class I and Class IS shares of the Fund, respectively).

*	Amount shown includes $91,613 distribution from net investment income for Class C shares of the Predecessor Fund.

†	For the period August 2, 2021 (inception date) to December 31, 2021.

8. Shares of beneficial interest

At December 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	9,483,422	$112,056,765	9,973,871	$111,733,377
Shares issued on reinvestment	1,183,769	13,746,607	838,290	9,528,462
Shares repurchased	(8,670,070)	(102,093,012)	(7,407,357)	(83,261,677)
Net increase	1,997,121	$23,710,360	3,404,804	$38,000,162

Class C†
Shares sold	32,672	$377,410	—	—
Shares issued on reinvestment	386	4,403	—	—
Shares repurchased	(475)	(5,525)	—	—
Net increase	32,583	$376,288	—	—

Class I
Shares sold	73,269,457	$860,068,637	104,536,452	$1,171,970,823
Shares issued on reinvestment	9,308,579	107,668,224	5,895,527	67,110,081
Shares repurchased	(75,913,440)	(887,108,886)	(43,605,967)	(477,945,229)
Net increase	6,664,596	$80,627,975	66,826,012	$761,135,675

Class IS
Shares sold	16,666,551	$194,669,987	7,241,453	$83,053,102
Shares issued on reinvestment	990,141	11,368,431	349,182	3,988,469
Shares repurchased	(5,233,417)	(61,301,187)	(5,921,372)	(64,490,139)
Net increase	12,423,275	$144,737,231	1,669,263	$22,551,432

†	For the period August 2, 2021 (inception date) to December 31, 2021.

9. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

38	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

all or some portion of the year ended December 31, 2021. The following transactions were effected in such company for the year ended December 31, 2021.

	Affiliate Value at December 31, 2020	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$630,216,647	630,216,647	$354,891,422	354,891,422

(cont’d)	Realized Gain (Loss)	Dividend Income		Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2021
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$9,154		—	$275,325,225

10. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Face Amount	Acquisition Date	Cost	Fair Value at 12/31/2021	Value Per Unit	Percent of Net Assets
ALESCO Preferred Funding Ltd., Class PNN	$621,631	12/04, 7/05, 1/06	$621,631	$295,295	$47.50	0.01%
ALESCO Preferred Funding VI Ltd., Class PNNE	$336,608	3/05	336,608	152,418	45.28	0.01
Fort Sheridan ABS CDO Ltd., 2005-1A, Class PPN2	$611,948	3/05	522,879	354,000	57.85	0.02
Taberna Preferred Funding I Ltd., Class PPN2	$1,175,564	3/05	1,058,403	557,735	47.44	0.03
			$2,539,521	$1,359,448		0.07%

11. Redemption facility

Effective August 4, 2021, the Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	39

Notes to financial statements (cont’d)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended December 31, 2021.

Prior to the Reorganization, the Predecessor Fund had an unsecured line of credit up to 15.0% of its net assets, with a total maximum of $40,000,000. Borrowings under the agreement beared interest at the sum of 0.10% plus the higher of Federal Funds Effective Rate or the Overnight Bank Funding Rate plus 1.25%. During the period ended July 31, 2021, no amounts were drawn from the available line.

12. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$152,408,964	$97,728,597
Net long-term capital gains	11,011,074	803,265
Total distributions paid	$163,420,038	$98,531,862

As of December 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$3,082,677
Undistributed long-term capital gains — net	2,180,555
Total undistributed earnings	$5,263,232
Unrealized appreciation (depreciation)(a)	(3,205,461)
Total distributable earnings (loss) — net	$2,057,771

(a)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

13. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications

40	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

14. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report	41

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of BrandywineGLOBAL — Corporate Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Corporate Credit Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of December 31, 2021, and the related statements of operations and changes in net assets for the year ended December 31, 2021, including the related notes, and the financial highlights for each year or period ended on December 31, 2021 indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations and changes in its net assets for the year then ended, and the financial highlights for each year or period ended on December 31, 2021 indicated therein in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund (i) as of and for the year ended December 31, 2020 and the financial highlights for each of the three years in the period ended December 31, 2020 and (ii) the financial highlights as of and for the year ended December 31, 2017 (not presented herein, other than the statement of changes in net assets for the year ended December 31, 2020 and the financial highlights) were audited by other auditors whose reports dated February 16, 2021 and February 16, 2018, respectively, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 18, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

42	BrandywineGLOBAL — Corporate Credit Fund 2021 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Corporate Credit Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)

Number of funds in fund complex overseen by Trustee	60

Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of funds in fund complex overseen by Trustee	60

Other board memberships held by Trustee during the past five years	None

Althea L. Duersten*

Year of birth	1951

Position(s) with Trust	Trustee and Chair of the Board

Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)

Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)

Number of funds in fund complex overseen by Trustee	60

Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

BrandywineGLOBAL — Corporate Credit Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

44	BrandywineGLOBAL — Corporate Credit Fund

Independent Trustees† (cont’d)

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Corporate Credit Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 60 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	129
Other board memberships held by Trustee during the past five years	None

46	BrandywineGLOBAL — Corporate Credit Fund

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

BrandywineGLOBAL — Corporate Credit Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

48	BrandywineGLOBAL — Corporate Credit Fund

Additional Officers (cont’d)

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective January 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

BrandywineGLOBAL — Corporate Credit Fund	49

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2021:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$11,011,074
Short-Term Capital Gain Dividends Distributed	§871(k)(2)(C)	$52,938,953
Section 163(j) Interest Earned	§163(j)	$112,466,272

50	BrandywineGLOBAL — Corporate Credit Fund

BrandywineGLOBAL —

Corporate Credit Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment

Management, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

# Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

BrandywineGLOBAL — Corporate Credit Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

BrandywineGLOBAL — Corporate Credit Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Corporate Credit Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

BWXX715113 2/22 SR22-4359

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2020 and December 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,998 in December 31, 2020 and $159,998 in December 31, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2020 and $0 in December 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2020 and $30,000 in December 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in December 31, 2020 and $0 in December 31, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2020 and December 31, 2021; Tax Fees were 100% and 100% for December 31, 2020 and December 31, 2021; and Other Fees were 100% and 100% for December 31, 2020 and December 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $ 541,900 in December 31, 2020 and $855,080 in December 31, 2021.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective January 1, 2021, Ms. Duersten became Chair.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 24, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: February 24, 2022